UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2007
Date of Report (Date of earliest event reported)

I-LEVEL MEDIA GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	000-52069	98-0466350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 310, 2174 York Avenue Vancouver, British Columbia, Canada	V6K 1C3
(Address of principal executive offices)	(Zip Code)

(604) 734-7026
Registrant's telephone number, including area code

Former Name: Jackson Ventures, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01          Other events

On February 21, 2007, Jackson Ventures, Inc. (the "Company") filed Articles of Merger with the Secretary of State of Nevada in order to effectuate a merger whereby Jackson Ventures, Inc. would merge with its wholly-owned subsidiary, i-Level Media Group Incorporated, as a parent/subsidiary merger with the Company as the surviving corporation. This merger, which became effective as of February 23, 2007, was completed pursuant to Section 92A.180 of the Nevada Revised Statutes ("NRS"). Shareholder approval to this merger was not required under Section 92A.180 of the NRS. Upon completion of this merger the Company's name has been changed to "i-Level Media Group Incorporated" and the Company's Articles of Incorporation have been amended to reflect this name change.

In connection with this name change to i-Level Media Group Incorporated, as of the open of business on February 23, 2007, the Company has the following new CUSIP number and trading symbol:

New CUSIP Number: 44966E109.
New Trading Symbol: ILVL.

The Company decided to change its name to "i-Level Media Group Incorporated" because, as disclosed in the Company's Current Report on Form 8-K dated February 1, 2007 (the "February 1, 2007 Current Report"), the Company entered into a share exchange agreement (the "Share Exchange Agreement") on February 1, 2007 with i-level Media Systems Limited ("i-level Media Systems"), a private British Virgin Islands company, and the shareholders of i-level Media Systems, in connection with the proposed acquisition by the Company of all of the issued and outstanding shares of i-level Media Systems. A more complete summary of the Share Exchange Agreement is provided in the Company's February 1, 2007 Current Report, and a copy of the Share Exchange Agreement has been filed as an exhibit to the Company's February 1, 2007 Current Report.

As previously disclosed in the Company's February 1, 2007 Current Report, the Company is informed that i-level Media Systems is the sole investor and owner of i-level Softcomm (Shanghai) Company Ltd. ("i-level Softcomm"), a wholly foreign owned enterprise formed under the laws of the People's Republic of China (the "PRC"). The Company is also informed that i-level Softcomm is a development stage company that is devoting substantially all of its efforts to establishing a new business in the City of Shanghai, in the PRC, which involves selling out-of-home video advertising timeslots on its network of flat-panel video advertising display units installed in taxis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
i-Level Media Group Incorporated
DATE: February 26, 2007.	By: /s/ Adrian C. Ansell ___________________________________ Name: Adrian C. Ansell Title: Secretary, Treasurer, Chief Financial Officer and a director

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